SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2005

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 26, 2005, Washington Real Estate Investment Trust (“WRIT”) completed the public offering of $100,000,000 aggregate principal amount of senior notes (the “Notes”) pursuant to an Underwriting Agreement and Terms Agreement, each dated April 20, 2005, between WRIT, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC.

The Notes were issued on April 26, 2005 pursuant to a Registration Statement on Form S-3 (No. 333-114410), filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2004, and declared effective on April 29, 2004. A Prospectus Supplement dated April 20, 2005 relating to the Notes (the “Prospectus Supplement”) and supplementing the Prospectus dated April 29, 2004 (the “Prospectus”) was filed with the SEC on April 21, 2005 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Notes were issued in two series: $50,000,000 aggregate principal amount of 5.05% Senior Notes due May 1, 2012, at a price of 99.917% of their principal amount, and $50,000,000 aggregate principal amount of 5.35% Senior Notes due May 1, 2015, at a price of 99.93% of their principal amount. Interest on the Notes is payable semiannually in arrears on May 1 and November 1 of each year, beginning November 1, 2005. The Notes will rank equally with each other and with all other unsecured senior indebtedness of WRIT. The Notes may be redeemed in whole or in part at any time before maturity at the redemption prices described in the Prospectus Supplement and will not be subject to any sinking fund. Descriptions of the terms of the Notes are included under the caption “Description of the Notes” in the Prospectus Supplement and under the caption “Description of Debt Securities” in the Prospectus. The forms of each series of Notes and the Officers’ Certificate establishing the terms of the Notes are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
4.1	Form of 5.05% Senior Notes due May 1, 2012

4.2	Form of 5.35% Senior Notes due May 1, 2015

4.3	Officers’ Certificate establishing the terms of the Notes, dated April 20, 2005

5.1	Opinion of Arent Fox PLLC

23.1	Consent of Arent Fox PLLC (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Sara Grootwassink
(Signature)

Sara Grootwassink
Chief Financial Officer

April 26, 2005

Exhibit Index

Exhibit Number	Description
4.1	Form of 5.05% Senior Notes due May 1, 2012

4.2	Form of 5.35% Senior Notes due May 1, 2015

4.3	Officers’ Certificate establishing the terms of the Notes, dated April 20, 2005

5.1	Opinion of Arent Fox PLLC

23.1	Consent of Arent Fox PLLC (included in Exhibit 5.1)